UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

LCA-VISION INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2011 at the Annual Meeting of Stockholders of LCA-Vision Inc., the stockholders approved the 2011 Stock Incentive Plan. A description of the plan is incorporated by reference to Exhibit A to the definitive Proxy Statement of LCA-Vision Inc. for the Annual Meeting of Stockholders held May 17, 2011, included as part of Schedule 14A filed on April 6, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders

LCA-Vision Inc. held its Annual Meeting of Stockholders on May 17, 2011. The company submitted five matters to the vote of the stockholders. A summary of the matters voted upon by stockholders is set forth below.

1. Stockholders elected each of the five nominees for director to serve for a term to expire at the 2012 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
William F. Bahl	11,065,928	269,299	5,082,102
John H. Gutfreund	11,061,816	273,411	5,082,102
John C. Hassan	11,064,662	270,565	5,082,102
Edgar F. Heizer III	11,065,332	269,895	5,082,102
E. Anthony Woods	11,064,080	271,147	5,082,102

2. Stockholders approved the LCA-Vision Inc. 2011 Stock Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,978,575	2,347,500	9,152	5,082,102

3. Stockholders ratified the appointment of Ernst & Young LLP as the company’s independent auditors for the fiscal year ending December 31, 2011 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,070,659	260,200	86,470	0

4. Stockholders approved, on an advisory basis, the compensation of the company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,193,444	127,189	14,594	5,082,102

5. Stockholders recommended, on an advisory basis that the company conduct future shareholder advisory votes on named executive compensation every year, by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,411,018	28,060	1,862,526	33,623	5,082,102

Based on these results and consistent with the previous recommendation of the Board of Directors, the Board has determined that LCA-Vision will hold an advisory (non-binding) vote on executive compensation on an annual basis.

Item 7.01 Regulation FD Disclosure.

On May 17, 2011, LCA-Vision Inc. issued a press release to report certain information concerning its Annual Meeting of Stockholders and provide a general business update. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	LCA-Vision Inc. 2011 Stock Incentive Plan incorporated by reference to Exhibit A to definitive Proxy Statement of LCA-Vision Inc. for Annual Meeting of Stockholders held May 17, 2011, included as part of Schedule 14A filed on April 6, 2011

99.1	Press release dated May 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Michael J. Celebrezze
Michael J. Celebrezze
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

Date: May 17, 2011